SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2002

EOP OPERATING LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13625 (Commission File Number)	36-4156801 (IRS Employer Identification Number)

2 North Riverside Plaza Suite 2100 Chicago, Illinois (Address of principal executive offices)	60606 (Zip Code)

     Registrant’s telephone number, including area code: (312) 466-3300

Not applicable
(Former name or former address, if changed since last report)

Item 5. Other Events

     In connection with the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, EOP Operating Limited Partnership, or EOP Partnership, is filing as Exhibit 99.1 cautionary statements identifying important factors that could cause EOP Partnership’s actual results to differ materially from those contained in forward-looking statements made by or on behalf of EOP Partnership. These statements replace and supersede prior cautionary statements filed by EOP Partnership to the extent that they are inconsistent with those statements.

Item 7. Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

Not applicable

(b)	Pro Forma Financial Information

Not applicable

(c)	Exhibits

     Attached as exhibits to this form are the documents listed below:

Exhibit	Document

23.1	Consent of Arthur Andersen LLP
99.1	Cautionary Statements for Purposes of the “Safe Harbor” Provisions of the Private Securities Litigation Reform Act of 1995

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EOP OPERATING LIMITED PARTNERSHIP

		By:	Equity Office Properties Trust, its
general partner

Date:	February 12, 2002	By:	/s/ STANLEY M. STEVENS
Stanley M. Stevens Executive Vice President, Chief Legal Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Document

23.1	Consent of Arthur Andersen LLP
99.1	Cautionary Statements for Purposes of the “Safe Harbor” Provisions of the Private Securities Litigation Reform Act of 1995

4